Thrivent Variable Life Account I
AAL Variable Annuity Account II
Thrivent Variable Annuity Account I

Supplement to Prospectuses Dated April 30, 2003

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver's license and other identifying documents.

The date of this Supplement is October 1, 2003

Please include this Supplement in your prospectus.